Prospectus supplement dated September 4, 2015
to the following prospectus(es):
Nationwide Destination Freedom+ prospectus dated May 1, 2015
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective at the close of regular trading on the New York Stock Exchange on October 16, 2015, the Direxion Insurance Trust - Direxion VP Indexed Commodity Strategy Fund and Direxion Insurance Trust - Direxion VP Indexed Managed Futures Strategy Fund are no longer available to receive purchase payments or transfers from any contract. These subaccounts will be liquidated on October 30, 2015.
Any remaining account value allocated to the Funds will be transferred to the appropriate class of the Nationwide Variable Insurance Trust - NVIT Money Market Fund on October 30, 2015.
PROS-0305